Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Phone: 770-419-3355	/ Lynn Lewis
CryoLife D. Ashley Lee Executive Vice President, Chief Financial Officer and Chief Operating Officer Phone: 770-419-3355	Gilmartin Group LLC Brian Johnston / Lynn Lewis Phone: 631-807-1986 investors@cryolife.com

CryoLife Reports First Quarter 2021 Financial Results

First Quarter and Recent Business Highlights:

•

Achieved total revenues of $71.1 million in the first quarter 2021 versus $66.4 million in the first quarter of 2020, an increase of 7% on a GAAP basis and 3% on a non-GAAP proforma constant currency basis

•	Net loss was ($3.1) million, or ($0.08) per share, in the first quarter of 2021
•	Non-GAAP net income was $1.4 million, or $0.03 per share, in the first quarter of 2021

ATLANTA, GA – (April 29, 2021) – CryoLife, Inc. (NYSE: CRY), a leading cardiac and vascular surgery company focused on aortic disease, announced today its financial results for the first quarter ended March 31, 2021.

“Despite the ongoing impact of COVID-19 on our business, we saw our business return to growth on both a GAAP and proforma constant currency basis in the first quarter.  Growth was driven by our new product launches outside of the U.S., a recovery in procedure volume in the U.S., an improved JOTEC inventory position, and our international expansion efforts, evidenced by double digit revenue growth in both Asia and Europe,” commented Pat Mackin, Chairman, President, and Chief Executive Officer.

“Additionally, we made progress on our regulatory strategy and are on-track to file PMAs for PerClot and PROACT Mitral later in 2021, which should help drive growth in 2022 and 2023.  We also made solid progress on enrollment in our PROACT Xa clinical trial and advanced R&D programs that should deliver additional growth opportunities beginning in 2024.  We are optimistic that the second half of 2021 will be the start of a prolonged period of growth for CryoLife.”

First Quarter 2021 Financial Results

Total revenues for the first quarter of 2021 were $71.1 million, reflecting an increase of 7% on a GAAP basis and 3% on a non-GAAP proforma constant currency basis, both compared to the first quarter of 2020.

Net loss for the first quarter of 2021 was $(3.1) million, or $(0.08) per fully diluted common share, compared to net loss of ($6.7) million, or ($0.18) per fully diluted common share for the first quarter of 2020.  Non-GAAP net income for the first quarter of 2021 was $1.4 million, or $0.03 per fully diluted common share, compared to non-GAAP net loss of ($2.7) million, or ($0.07) per fully diluted common share for the first quarter of 2020.

The financial results reported in this earnings release are preliminary pending the Company’s filing of its quarterly report on Form 10-Q, which it expects to file on April 30, 2021.

2021 Financial Outlook

Due to continued uncertainties resulting from the COVID-19 global pandemic, particularly in Europe, the Company is not issuing full year 2021 financial guidance at this time.

The Company's financial performance for 2021 is subject to the risks identified below.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures.  Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with U.S. GAAP.  In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies.  The Company's non-GAAP net income and non-GAAP EBITDA results exclude (as applicable) business development, integration, and severance expense; depreciation and amortization expense; interest income and expense; non-cash interest expense; loss on foreign currency revaluation; stock-based compensation expense; corporate rebranding expense; and income tax expense (benefit).  The Company believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating transactions; the operating expense structure of the Company's existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense.  The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as acquisitions, or non-cash expense related to amortization of previously acquired tangible and intangible assets.  The Company has excluded the impact of changes in currency exchange from certain revenues to evaluate growth rates on a constant currency basis.  The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur.

Webcast and Conference Call Information

The Company will hold a teleconference call and live webcast later today, April 29, 2021 at 4:30 p.m. ET to discuss the results followed by a question and answer session.  To listen to the live teleconference, please dial 201-689-8261.  A replay of the teleconference will be available through May 6, 2021 and can be accessed by calling (toll free) 877-660-6853 or 201-612-7415.  The Conference ID for the replay is 13718912.

The live webcast and replay can be accessed by going to the Investor Relations section of the CryoLife website at www.cryolife.com and selecting the heading Webcasts & Presentations.

About CryoLife, Inc.

Headquartered in suburban Atlanta, Georgia, CryoLife is a leader in the manufacturing, processing, and distribution of medical devices and implantable tissues used in cardiac and vascular surgical procedures focused on aortic repair.  CryoLife markets and sells products in more than 100 countries worldwide.  For additional information about CryoLife, visit our website, www.cryolife.com.

Forward Looking Statements

Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release and reflect the view of management as of the date of this press release.  Such forward-looking statements reflect the views of management at the time such statements are made.  These statements include our beliefs that our PMAs for PerClot and PROACT Mitral, if approved, should help drive our growth in 2022 and 2023; our PROACT Xa clinical trial and advanced R&D programs, if successful, should deliver additional growth opportunities for us beginning in 2024; and the second half of 2021 will be the start of a prolonged period of growth for CryoLife. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including that the benefits anticipated from the Ascyrus Medical LLC transaction and Endospan distribution agreement may not be achieved and the continued effects of COVID-19, including decelerating vaccination or vaccine adoption rates, or government mandates implemented to address the effects of the pandemic could adversely impact our results.  These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for year ended December 31, 2020.  CryoLife does not assume any obligation, and expressly disclaims any duty to update any of its forward-looking statements, whether as a result of new information, future events, or otherwise.

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Revenues:
Products	$53,345	$46,420
Preservation services	17,742	20,009
Total revenues	71,087	66,429

Cost of products and preservation services:
Products	14,911	13,040
Preservation services	8,338	9,218
Total cost of products and preservation services	23,249	22,258

Gross margin	47,838	44,171

Operating expenses:
General, administrative, and marketing	38,638	39,002
Research and development	7,754	6,356
Total operating expenses	46,392	45,358

Operating income (loss)	1,446	(1,187)

Interest expense	4,040	3,388
Interest income	(24)	(102)
Other expense, net	1,931	3,662

Loss before income taxes	(4,501)	(8,135)
Income tax benefit	(1,363)	(1,470)

Net loss	$(3,138)	$(6,665)

Loss per common share:
Basic	$(0.08)	$(0.18)
Diluted	$(0.08)	$(0.18)

Weighted-average common shares outstanding:
Basic	38,738	37,390
Diluted	38,738	37,390

Net loss	$(3,138)	$(6,665)
Other comprehensive loss:
Foreign currency translation adjustments	(10,290)	(4,463)
Comprehensive loss	$(13,428)	$(11,128)

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	March 31,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$56,552	$61,412
Restricted securities	550	546
Trade receivables, net	48,320	45,964
Other receivables	2,416	2,788
Inventories	73,375	73,038
Deferred preservation costs	39,250	36,546
Prepaid expenses and other	15,220	14,295
Total current assets	235,683	234,589

Goodwill	253,950	260,061
Acquired technology, net	178,964	186,091
Other intangibles, net	39,274	40,966
Operating lease right-of-use assets, net	39,073	18,571
Property and equipment, net	31,497	33,077
Deferred income taxes	1,657	1,446
Other assets	14,734	14,603
Total assets	$794,832	$789,404

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of contingent consideration	$16,800	$16,430
Accrued compensation	10,644	10,192
Accounts payable	8,952	9,623
Accrued expenses	8,564	7,472
Accrued procurement fees	3,402	3,619
Current maturities of operating leases	1,548	5,763
Current portion of long-term debt	1,174	1,195
Taxes payable	3,229	2,808
Other liabilities	3,705	3,366
Total current liabilities	58,018	60,468

Long-term debt	310,058	290,468
Contingent consideration	44,100	43,500
Non-current maturities of operating leases	38,441	14,034
Deferred income taxes	29,272	34,713
Deferred compensation liability	5,436	5,518
Other liabilities	12,176	11,990
Total liabilities	$497,501	$460,691

Commitments and contingencies

Shareholders' equity:
Preferred stock	--	--
Common stock (issued shares of 40,585 in 2021 and 40,394 in 2020)	406	404
Additional paid-in capital	301,449	316,192
Retained earnings	13,671	20,022
Accumulated other comprehensive (loss) income	(3,547)	6,743
Treasury stock, at cost, 1,487 shares as of March 31, 2021 and December 31, 2020, respectively	(14,648)	(14,648)
Total shareholders' equity	297,331	328,713

Total liabilities and shareholders' equity	$794,832	$789,404

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net cash flows from operating activities:
Net loss	$(3,138)	$(6,665)

Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	6,006	4,898
Non-cash compensation	2,480	2,564
Non-cash lease expense	1,758	1,746
Write-down of inventories and deferred preservation costs	1,274	720
Change in fair value of contingent consideration	970	--
Deferred income taxes	(4,241)	(265)
Other	787	461
Changes in operating assets and liabilities:
Accounts payable, accrued expenses, and other liabilities	1,590	(2,489)
Prepaid expenses and other assets	(1,291)	982
Receivables	(3,301)	3,557
Inventories and deferred preservation costs	(5,933)	(2,874)
Net cash flows (used in) provided by operating activities	(3,039)	2,635

Net cash flows from investing activities:
Capital expenditures	(1,502)	(2,539)
Other	692	(364)
Net cash flows used in investing activities	(810)	(2,903)

Net cash flows from financing activities:
Proceeds from revolving line of credit	--	30,000
Proceeds from exercise of stock options and issuance of common stock	861	1,064
Redemption and repurchase of stock to cover tax withholdings	(1,813)	(1,712)
Repayment of debt	(701)	(691)
Other	(442)	(146)
Net cash flows (used in) provided by financing activities	(2,095)	28,515

Effect of exchange rate changes on cash, cash equivalents, and restricted securities	1,088	1,336
(Decrease) increase in cash, cash equivalents, and restricted securities	(4,856)	29,583

Cash, cash equivalents, and restricted securities beginning of period	61,958	34,294
Cash, cash equivalents, and restricted securities end of period	$57,102	$63,877

CryoLife, Inc. and Subsidiaries

Financial Highlights

 (In thousands)

	(Unaudited)
	Three Months Ended
	March 31,
	2021	2020
Products:
Aortic stents and stent grafts	$20,205	$15,468
Surgical sealants	17,828	16,737
On-X	13,095	12,202
Other	2,217	2,013
Total products	53,345	46,420

Preservation services	17,742	20,009
Total revenues	$71,087	$66,429

Revenues:
U.S.	$36,318	$36,447
International	34,769	29,982
Total revenues	$71,087	$66,429

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Revenues and Adjusted EBITDA

(In thousands, except per share data)

	(Unaudited)
	Three Months Ended
	March 31,
	2021	2020	Growth Rate
Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$71,087	$66,429	7%
Including AMDS prior to acquisition	--	698
Total GAAP revenues including AMDS	71,087	67,127	6%
Impact of changes in currency exchange	--	1,725
Total constant currency revenues including AMDS, non-GAAP	$71,087	$68,852	3%

	(Unaudited)
	Three Months Ended
	$
	2021	2020
Reconciliation of operating income (loss), GAAP to
adjusted operating income, non-GAAP:
Operating income (loss)	$1,446	$(1,187)
Amortization expense	4,260	3,033
Business development, integration, and severance expense	1,470	823
Adjusted operating income, non-GAAP	$7,176	$2,669

	(Unaudited)
	Three Months Ended
	March 31,
	2021	2020
Reconciliation of net loss, GAAP to
adjusted EBITDA, non-GAAP:
Net loss, GAAP	$(3,138)	$(6,665)
Adjustments:
Depreciation and amortization expense	6,006	4,898
Interest expense	4,040	3,388
Stock-based compensation expense	2,480	2,564
Loss on foreign currency revaluation	1,886	3,663
Business development, integration, and severance expense	1,470	823
Corporate rebranding expense	15	321
Interest income	(24)	(102)
Income tax benefit	(1,363)	(1,470)
Adjusted EBITDA, non-GAAP	$11,372	$7,420

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Net Income (Loss) and Diluted Income (Loss) Per Common Share

(In thousands, except per share data)

	(Unaudited)
	Three Months Ended
	March 31,
	2021	2020
GAAP:
Loss before income taxes	$(4,501)	$(8,135)
Income tax benefit	(1,363)	(1,470)
Net loss	$(3,138)	$(6,665)

Diluted loss per common share:	$(0.08)	$(0.18)

Diluted weighted-average common
shares outstanding	38,738	37,390

Reconciliation of loss before income taxes,
GAAP to adjusted income (loss), non-GAAP
Loss before income taxes, GAAP:	$(4,501)	$(8,135)
Adjustments:
Amortization expense	4,260	3,033
Business development, integration, and severance expense	1,470	823
Non-cash interest expense	568	405
Corporate rebranding expense	15	321
Adjusted income (loss) before income taxes,
non-GAAP	1,812	(3,553)

Income tax expense (benefit) calculated at a
pro forma tax rate of 25%	453	(888)
Adjusted net income (loss), non-GAAP	$1,359	$(2,665)

Reconciliation of diluted loss per common share, GAAP
to adjusted diluted income (loss) per common share, non-GAAP:
Diluted loss per common share, GAAP:	$(0.08)	$(0.18)
Adjustments:
Amortization expense	0.11	0.08
Business development, integration, and severance expense	0.04	0.02
Non-cash interest expense	0.01	0.01
Corporate rebranding expense	--	0.01
Tax effect of non-GAAP adjustments	(0.04)	(0.03)
Effect of 25% pro forma tax rate	(0.01)	0.02
Adjusted diluted income (loss) per common share,
non-GAAP	$0.03	$(0.07)

Reconciliation of diluted weighted-average common shares outstanding GAAP to diluted weighted-average common shares outstanding, non-GAAP:
Diluted weighted-average common shares outstanding, GAAP:	38,738	37,390
Adjustments:
Stock options	326	--
Contingently returnable shares	289	--
Diluted weighted-average common shares outstanding, non-GAAP[1]	39,353	37,390
1- Diluted weighted-average common shares outstanding, non-GAAP does not include the dilutive impact of the Senior Convertible Notes